U. S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 4, 2005

MORTON INDUSTRIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-13198	38-0811650
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1021 West Birchwood, Morton, Illinois 61550
(Address of principal executive offices) (Zip Code)

(309-266-7176)
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Item 8.01    Other Events
Morton Industrial Group, Inc., has engaged Edgeview Partners, a middle market investment banking firm based in Charlotte, North Carolina, to evaluate and advise Morton on the options available to recapitalize the Company.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTON INDUSTRIAL GROUP, INC.
Date: August 4, 2005	By:	/s/ Rodney B. Harrison
Rodney B. Harrison
Vice President of Finance